Eaton Vance International Equity Fund Supplement to Prospectus dated March 1, 2011 and Summary Prospectus dated March 1, 2011

Effective after the close of business on April 21, 2011, shares of the Fund will no longer be available for purchase or exchange, subject to limited exceptions.

March 24, 2011